SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission only (as permitted
                                             by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Greater China Fund, Inc.
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              (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box) :
     [X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

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     (2)   Aggregate number of securities to which transaction applies:

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     (3    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)   Proposed maximum aggregate value of transaction:

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     (5)   Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

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     [ ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

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     (2)   Form, Schedule or Registration Statement No.:

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     (3)   Filing Party:

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     (4)   Date Filed:

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


                          THE GREATER CHINA FUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                                                                  March 20, 1996

To the Stockholders:

    The Annual Meeting of Stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 9:30 A.M. on April 29, 1996, at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

    At the Annual Meeting, the stockholders will elect certain of the Fund's Directors whose terms expire in 1996 and consider the ratification of the selection of Price Waterhouse LLP as independent accountants. There will be an opportunity to discuss matters of interest to you as a stockholder.

    Your Fund's Directors recommend that the stockholders vote in favor of each of the foregoing matters.

                                                Respectfully,




      /s/ Jonathan J.K. Taylor                  /s/ Richard B. Bradley
      ------------------------                  ----------------------
      JONATHAN J.K. TAYLOR                      RICHARD B. BRADLEY
      President                                 Chairman of the Board


  STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                          THE GREATER CHINA FUND, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
THE GREATER CHINA FUND, INC.:

    Please take notice that the Annual Meeting of the Stockholders of The Greater China Fund, Inc. (the "Fund") has been called to be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019 on April 29, 1996 at 9:30 A.M. for the following purposes:

        (1) To elect two Class II directors to serve for a term expiring on the date of the annual meeting of stockholders in 1999 or until their respective successors shall have been duly elected and qualified.

        (2) To ratify the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

        (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

    Holders of record of the shares of common stock of the Fund at the close of business on March 15, 1996 are entitled to vote at the meeting or any adjournments thereof.


                                          By order of the Board of Directors,



                                          /s/ Michael D. Clegg
                                          --------------------
                                          MICHAEL D. CLEGG,
                                          Secretary

March 20, 1996

  IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019 on April 29, 1996, at 9:30A.M., and at any adjournments thereof.

    This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about March 20, 1996. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Michael D. Clegg, Secretary to the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

    Holders of record of the common stock of the Fund at the close of business on March 15, 1996, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,589,377 shares of common stock outstanding on the record date. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                           (1) ELECTION OF DIRECTORS

    The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Richard B. Bradley and Don G. Hoff, constituting Class II Directors, expire at the 1996 Annual Meeting of Stockholders.

    Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund to serve as Class II Directors of the Fund for a term expiring on the date of the 1999 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.

                                    CLASS II
                               Richard B. Bradley
                                  Don G. Hoff

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

    The following table sets forth certain information concerning each of the Directors and nominees for Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                                                                              SHARES
                                                                           BENEFICIALLY
                           PRESENT OFFICE WITH THE FUND;     YEAR FIRST      OWNED ON
                              PRINCIPAL OCCUPATION OR         BECAME A     DECEMBER 31,    PERCENT
       NAME (AGE)           EMPLOYMENT AND DIRECTORSHIPS      DIRECTOR       1995(1)       OF CLASS
      -----------         --------------------------------   ----------    ------------    --------
Edward Y. Baker (61)....  Director; President, Chief            1992           1,000           (2)
                            Executive Officer, HOOPP
                            Investment Management Limited;
                            Director, Canada Life of
                            America Series Fund, Inc.;
                            Canadian Pencrown Resources
                            Inc.; previously Senior Vice-
                            President, Investment, and
                            Chief Investment Officer of
                            Ontario Hospital Association.

Richard B. Bradley (58).. Chairman and Director; Chairman       1992            --             --
                            of Kroll Associates UK
                            Limited; Director of Mohaiyani
                            Securities SDN BHD; Director
                            of The Abtrust Emerging Asia
                            Investment Trust Limited;
                            previously Group Managing
                            Director of Asia Equity
                            Holdings.

John A. Bult (59)*......  Director; Chairman of                 1992           1,333           (2)
                            PaineWebber International
                            Inc.; Director of PaineWebber
                            Group Inc.; The Germany Fund,
                            Inc.; The New Germany Fund,
                            Inc.; The Central European
                            Equity Fund, Inc.; The France
                            Growth Fund, Inc.; The
                            Brazilian Equity Fund,
                            Inc.

Richard Graham (37)*....  Director; Chief Representative        1993            --             --
                            of ING Barings Group in China;
                            Chairman of the British
                            Chamber of Commerce in
                            Shanghai; Director of Children
                            First International H.K. Ltd.;
                            Director of Graham Montrose
                            Co. Ltd.; previously British
                            Trade Commissioner, China and
                            H.M. Consul Macao.

                                                                     (table continued on next page)

(table continued from previous page)

                                                                              SHARES
                                                                           BENEFICIALLY
                           PRESENT OFFICE WITH THE FUND;     YEAR FIRST      OWNED ON
                              PRINCIPAL OCCUPATION OR         BECAME A     DECEMBER 31,    PERCENT
       NAME (AGE)           EMPLOYMENT AND DIRECTORSHIPS      DIRECTOR       1995(1)       OF CLASS
      -----------         --------------------------------   ----------    ------------    --------
John A. Hawkins (53)....  Director; Executive Vice              1992            --             --
                            President and Executive
                            Committee Member of The Bank
                            of Bermuda Limited; Director
                            of Bermuda Far East Properties
                            Limited; Bermuda Trust (Far
                            East) Limited; MIL (Far East)
                            Limited; Bermuda Trust (Cook
                            Islands) Limited; Bermuda
                            Trust (International) Limited;
                            Bermuda Trust (Hong Kong)
                            Limited; Casana Nominees
                            Limited; Somers Nominees (Far
                            East) Limited; Universal
                            Corporate Services Limited;
                            Bermuda Trust (Mauritius)
                            Limited; Bermuda Trust
                            (Western Samoa) Limited; MIL
                            Properties (Cook Islands)
                            Limited; Bermuda Asia Pacific
                            Holdings Limited; Bermuda
                            Trust (South Pacific) Limited;
                            Bermuda Trust (New Zealand)
                            Limited; Bermuda Trust
                            Holdings (South Pacific)
                            Limited; Somers Services
                            Limited; Somers Nominees
                            Limited; Somers Administration
                            Limited; Somers Secretarial
                            Limited; Bermuda Trust
                            (Singapore) Limited; Banco
                            Nominees, Ltd.; MIL Corporate
                            Services (Singapore) Ltd.;
                            S.R. Investment(L) Limited; SR
                            Global Fund Inc.; The Ki Asia
                            Pacific Fund Limited.

Don G. Hoff (60)........  Director; Chairman and Chief          1992             295           (2)
                            Executive Officer of Intertec
                            Inc. and EHS, Inc.; Director
                            of Prudential Global Fund;
                            Prudential Short-Term Global
                            Income Fund; Prudential
                            Pacific Growth Fund; The Asia
                            Pacific Fund, Inc.; Trustee of
                            Prudential

                                                                     (table continued on next page)

(table continued from previous page)

                                                                              SHARES
                                                                           BENEFICIALLY
                           PRESENT OFFICE WITH THE FUND;     YEAR FIRST      OWNED ON
                              PRINCIPAL OCCUPATION OR         BECAME A     DECEMBER 31,    PERCENT
       NAME (AGE)           EMPLOYMENT AND DIRECTORSHIPS      DIRECTOR       1995(1)       OF CLASS
      -----------         --------------------------------   ----------    ------------    --------
                            U.S. Government Fund;
                            previously also Chairman and
                            Chief Executive Officer of
                            AT&E Corporation.
Jonathan J.K. Taylor
   (52)*................  President and Director; Director      1992           2,000           (2)
                            of Baring Asset Management
                            Limited; Director of Baring
                            Asset Management (Holdings)
                            Limited; Chairman of Baring
                            International Investment
                            (Australia) Limited; Director
                            of Onyx Country Estates
                            Limited; Onyx Town Estates
                            Limited.

Tak Lung Tsim (49)......  Director; Fellow of Shaw              1992            --             --
                            College, the Chinese University
                            of Hong Kong; Trustee of Yale
                            China Association; Member of
                            Li Po Chun United World
                            College of Hong Kong;
                            Principal, T.L. Tsim &
                            Associates Ltd..
All Directors and
  Officers as a group...                                                       4,628           (2)

------------

 * Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager. Messrs. Graham and Taylor are deemed to be interested persons because of their affiliation with the Fund's investment manager, Baring International Investment (Far East) Limited, 19/F Edinburgh Tower, 15 Queen's Road Central, Hong Kong, or affiliates thereof, or because they are officers of the Fund or both. Mr. Bult is deemed to be an interested person because of his affiliation with affiliates of PaineWebber Incorporated, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Represents less than 1% of the Fund's outstanding common stock.

                              -------------------

    To the best of the Fund's knowledge, as of March 15, 1996 no person owned beneficially more than 5% of the Fund's outstanding common stock.

COMMITTEES OF THE BOARD--BOARD MEETINGS

    The Board of Directors of the Fund has an Executive Committee and an Audit Committee. The Board does not have a Nominating Committee.

    The Board of Directors of the Fund met five times during the fiscal period ended December 31, 1995. During such period each Director attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which they served with the exception of Mr. Bult. Mr. Bult attended three of the five meetings of the Board of Directors.

EXECUTIVE COMMITTEE

    The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee did not meet during the fiscal period ended December 31, 1995.

AUDIT COMMITTEE

    The Board has an Audit Committee consisting of Messrs. Baker, Hawkins, Hoff and Tsim, each of whom is not an interested person of the Fund or of Baring International Investment (Far East) Limited (a "Noninterested Director"). The Audit Committee met three times during the fiscal period ended December 31, 1995. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approve in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

EXECUTIVE OFFICERS

    In addition to Mr. Taylor, a Director who is also the President of the Fund, the following people are executive officers of the Fund:

                                          PRESENT OFFICE WITH THE FUND;
                                          IF ANY PRINCIPAL OCCUPATION OR            YEAR FIRST
                                           EMPLOYMENT AND DIRECTORSHIPS             BECAME AN
          NAME (AGE)                        IN PUBLICLY HELD COMPANIES              OFFICER(*)
          ----------                      ------------------------------            ----------

Michael D. Clegg (42)..........  Secretary; Director of Baring International           1992
                                   Investment (Far East) Limited; Baring
                                   International Investment Management (HK)
                                   Holdings Limited; Baring Pacific Investments
                                   Limited; Trophon Limited; China Investment
                                   Fund (BVI) Limited; previously Assistant
                                   Director of Barings plc.

Thomas Walker (36).............  Vice President; Director of the Institutional         1994
                                   Group, Baring Asset Management (Asia) Limited;
                                   previously assistant director of Edinburgh
                                   Fund Managers PLC.

Julian F. Sluyters (35)........  Vice President; Senior Vice President of              1994
                                   Mitchell Hutchins Asset Management Inc.; Vice
                                   President/Treasurer to the investment
                                   companies for which Mitchell Hutchins or
                                   PaineWebber serves as investment adviser;
                                   previously an Audit Senior Manager with Ernst
                                   & Young.

C. William Maher (35)..........  Treasurer and Assistant Secretary; First Vice         1992
                                   President of Mitchell Hutchins Asset
                                   Management Inc.; Treasurer/Assistant Treasurer
                                   to the investment companies for which
                                   PaineWebber serves as investment adviser and
                                   other investment companies for which Mitchell
                                   Hutchins serves as administrator.

------------

(*) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified and all other officers hold office at the pleasure of the Directors.

TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS

    The officers of the Fund receive no compensation from the Fund. The Directors of the Fund who are "interested persons" of the Fund or of the Fund's investment manager, Baring International Investment (Far East) Limited, receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund to the Fund's Noninterested Directors for the fiscal year ended December 31, 1995:

                                                        PENSION OR                                TOTAL
                                                        RETIREMENT                          COMPENSATION FROM
                                      AGGREGATE      BENEFITS ACCRUED       ESTIMATED         FUND AND FUND
                                     COMPENSATION    AS PART OF FUND     ANNUAL BENEFITS     COMPLEX PAID TO
   NAME OF DIRECTOR                   FROM FUND          EXPENSES        UPON RETIREMENT        DIRECTORS
  -----------------                  ------------    ----------------    ---------------    -----------------
Edward Y. Baker...................     $ 17,000             --                  --               $17,000
Richard B. Bradley................     $ 17,000             --                  --               $17,000
John A. Hawkins...................     $ 17,000             --                  --               $17,000
Don G. Hoff.......................     $ 17,000             --                  --               $30,625
T.L. Tsim.........................     $ 15,000             --                  --               $15,000

    The Directors of the Fund do not receive any pension or retirement benefits from the Fund. Each Noninterested Director currently receives fees, paid by the Fund, of up to $2,000 per Directors' meeting attended and an annual Director's fee of $8,000.

    The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of the Fund's investment manager or its affiliates.

    Section 16(a) of the Securities Exchange Act of 1934 as applied to the Fund requires the Fund's officers and Directors, persons who beneficially own more than ten percent of a registered class of the Fund's own equity securities ("ten percent stockholders"), and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no Forms 5 were required for those persons, all filings applicable to the Fund's officers, Directors and ten percent stockholders were made on a timely basis.

REQUIRED VOTE

    Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE TWO DIRECTOR NOMINEES.

                       (2) RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting held February 28, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1996. Price Waterhouse LLP has advised the Fund that it has no direct or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LPP is expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

    The Fund's financial statements for the fiscal period ended December 31, 1995 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's annual report to stockholders and its filings with the Securities and Exchange Commission.

REQUIRED VOTE

    This selection of independent accountants is subject to the ratification or rejection by a majority of the Fund's outstanding voting securities. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

                               (3) OTHER MATTERS

    The Board of Directors knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Mitchell Hutchins Asset Management Inc., the Fund's Administrator, or PNC Bank, National Association, the Fund's Transfer Agent. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or personnel of the Administrator or the Transfer Agent in person, by telephone or by telegraph will be borne by the Fund. In addition, the Fund has retained Shareholder Communications Corporation to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of $7,500, inclusive of reasonable out-of-pocket expenses. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 TO ANY SHAREHOLDER UPON REQUEST. Requests should be directed to the Fund's Transfer Agent, PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free telephone number
(800) 852-4750.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by April 29, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by Michael D. Clegg, Secretary of the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019, not later than November 20, 1996.


                                          By order of the Board of Directors,




                                          /s/ Michael D. Clegg
                                          --------------------
                                          MICHAEL D. CLEGG,
                                          Secretary

1285 Avenue of the Americas
New York, New York 10019
March 20, 1996

                          THE GREATER CHINA FUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Brian S. Shlissel and C. William Maher as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on March 15, 1996, at the Annual Meeting of Stockholders to be held on April 29, 1996, or any adjournment thereof, as follows:

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL ITEMS AND
             SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE:


Item 1--Election of     / / FOR all nominees      / / Withhold for all nominees
         Directors


                     Nominees: R. B. Bradley and D. G. Hoff

--------------------------------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

 PLEASE MARK SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

Item 2--Appointment of Accountants       / / For     / / Against    / / Abstain

                                         DATED __________________________, 1996


                                         ______________________________________
                                                         SIGNATURE

                                         ______________________________________
                                                  SIGNATURE IF HELD JOINTLY

                                         IF SHARES ARE HELD JOINTLY, EACH
                                         SHAREHOLDER NAMED SHOULD SIGN. IF ONLY
                                         ONE SIGNS, HIS OR HER SIGNATURE WILL BE
                                         BINDING. IF THE SHAREHOLDER IS A
                                         CORPORATION, THE PRESIDENT OR A VICE
                                         PRESIDENT SHOULD SIGN IN HIS OR HER OWN
                                         NAME, INDICATING TITLE. IF THE
                                         SHAREHOLDER IS A PARTNERSHIP, A
                                         PARTNER SHOULD SIGN IN HIS OR HER
                                         OWN NAME, INDICATING THAT HE OR SHE
                                         IS A "PARTNER."

                      SIGN, DATE AND MAIL YOUR PROXY TODAY